SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 22, 2002


                          ClearOne Communications Inc.
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)


               UTAH                 0-17219                   87-0398877
-----------------------------   ---------------         ----------------------
(State or Other Jurisdiction      (Commission               (IRS Employer
      of Incorporation)           File Number)          Identification Number)


                  1825 Research Way, Salt Lake City, Utah 84119
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (801) 975-7200
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)


                       Gentner Communications Corporation
                       ----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     On January 22, 2002, ClearOne Communications, Inc., formerly "Gentner Communications Corporation" (the "Company" or "ClearOne"), issued a press release reporting the Company's financial results for the fiscal quarter ended December 31, 2001. Set forth below is certain financial information reported by ClearOne in the press release.

                 Financial Highlights From Continuing Operations
                                   (unaudited)

                                           Three Months Ended
                                        12/31/01        12/31/00       Change
    --------------------------------------------------------------------------

    Sales                            $ 12,582,299    $  9,680,383        +30%
    Net Income                       $  1,491,881    $  1,202,410        +24%
    Diluted earnings per share       $       0.16    $       0.13        +23%

                                           Six Months Ended
                                        12/31/01        12/31/00       Change
    --------------------------------------------------------------------------

    Sales                            $ 23,802,682    $ 19,013,379        +25%
    Net income                       $  2,903,587    $  2,546,365        +14%
    Diluted earnings per share       $       0.31    $       0.28        +11%


     For the second quarter ended December 31, 2001, ClearOne reported net income from continuing operations of $1.5 million, or $0.16 per fully diluted share, on sales of $12.6 million. This represents a 24 percent increase in net income and a 30 percent increase in sales over the same quarter last year, for which the company reported net income from continuing operations of $1.2 million, or $0.13 per fully diluted share, on sales of $9.7 million.

     For the first six months of fiscal 2002, ClearOne reported net income from continuing operations of $2.9 million, or $0.31 per fully diluted share, on sales of $23.8 million. Comparatively, the company reported net income from continuing operations of $2.5 million, or $0.28 per fully diluted share, on sales of $19.0 million for the same period last year.


                          ClearOne Communications Inc.
                  Condensed Statement of Continuing Operations
                                   (unaudited)


                                        Three Months Ended             Six Months Ended
                                      12/31/01       12/31/00       12/31/01      12/31/00
--------------------------------------------------------------------------------------------

Sales                              $12,582,299   $  9,680,383   $ 23,802,681   $19,013,379
Cost of goods sold                   5,057,117      3,971,158      9,639,094     7,736,711
                                   ---------------------------------------------------------
Gross profit                         7,525,182      5,709,225     14,163,587    11,276,668

Sales & marketing expenses           2,762,726      1,911,486      5,232,153     3,823,572
General & administrative expenses    1,279,119      1,405,979      2,558,786     2,497,052
Research & development expenses      1,169,573        555,600      1,921,523     1,040,495
                                   ---------------------------------------------------------
Total expenses                       5,211,418      3,873,065      9,712,462     7,361,119

Operating Income                     2,313,764      1,836,160      4,451,125     3,915,549
Other items                             65,632        118,727        210,558       182,806
Income tax expense                    (887,515)      (752,477)    (1,758,096)   (1,551,990)
                                   ---------------------------------------------------------
Net income                         $ 1,491,881   $  1,202,410   $  2,903,587   $ 2,546,365
                                   =========================================================

Basic earnings per share           $      0.17   $       0.14   $       0.33   $      0.30
Fully diluted earnings per share   $      0.16   $       0.13   $       0.31   $      0.28

Basic shares outstanding             8,985,255      8,579,626      8,800,239     8,567,730
Fully diluted shares outstanding     9,588,560      9,027,096      9,368,505     9,029,617



                          ClearOne Communications Inc.
                                  Balance Sheet
                                                      12/31/01           6/30/01
    ------------------------------------------------------------------------------
                                                     (unaudited)        (audited)
    ASSETS
    Current assets:
        Cash and cash equivalents                    $26,801,367     $  6,852,243
        Accounts receivable                            8,606,992        7,284,393
        Inventory                                      4,894,930        4,132,034
        Deferred taxes                                   246,000          247,402
        Other current assets                             806,457          779,648
                                                     -----------------------------
           Total current assets                       41,355,746       19,295,720

    Property and equipment, net                        3,855,540        3,696,615
    Other assets, net                                 12,329,588        4,605,288
                                                     -----------------------------
           Total assets                              $57,540,874     $ 27,597,623
                                                     =============================

    LIABILITIES AND EQUITY

    Current liabilities:
        Accounts payable                             $ 1,585,340     $    568,782
        Accrued expenses                               1,164,314        1,129,528
        Accrued income taxes                             253,219          421,749
        Current portion of capital leases                101,506          181,827
                                                     -----------------------------
           Total current liabilities                   3,104,379        2,301,886

    Capital lease obligations                             17,110           48,227
    Deferred consideration-Ivron                       2,129,648                -
    Deferred tax liability                               746,000          746,000
                                                     -----------------------------
           Total liabilities                           5,997,137        3,096,113

    Shareholders' equity:
        Common stock                                      10,156            8,618
        Additional paid-in capital                    33,099,800        8,962,699
        Retained earnings                             18,433,781       15,530,193
                                                     -----------------------------
           Total shareholders' equity                 51,543,737       24,501,510
                                                     -----------------------------
           Total liabilities and equity              $57,540,874     $ 27,597,623
                                                     =============================

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CLEARONE COMMUNICATIONS, INC.
                                    (The Registrant)



                                    By:  Randall J. Wichinski
                                       -----------------------------------------
                                    Its: Chief Financial Officer